NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND

SUPPLEMENT DATED JANUARY 4, 2012

TO THE PROSPECTUS DATED AUGUST 31, 2011

The last sentence of the first paragraph of the section “How We Manage Your Money—More About Our Investment Strategies—Portfolio Maturity and Duration” is hereby deleted in its entirety and replaced with the following two sentences:

Nuveen All-American Municipal Bond Fund will maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity in excess of 10 years. Nuveen High Yield Municipal Bond Fund and Nuveen Municipal Bond Fund normally maintain a weighted average portfolio maturity of 15 to 30 years.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-NATP-0112P